EX.99 ACCT

Registrant’s Independent Public Accounting Firm

On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board of Trustees (the Board) approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered public accounting firm of The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust (the “Schwab Funds Complex”) for fiscal periods ending after June 8, 2020.

On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex.

The Prior Auditor’s reports on the financial statements of the funds and periods listed in Appendix I (the “funds”) did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the periods detailed below and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the funds’ financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

The Board requested that the Prior Auditor address a letter to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 2, 2020 is attached as Attachment A to this exhibit.

Appendix I	Periods Covered
Laudus International MarketMasters Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Balanced Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Core Equity Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Dividend Equity Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Health Care Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Hedged Equity Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Small Small-Cap Equity Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab International Core Equity Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Large-Cap Growth Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Fundamental US Small Company Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Fundamental Emerging Markets Large Company Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Fundamental International Large Company Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Fundamental International Small Company Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Fundamental US Large Company Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab MarketTrack All Equity Portfolio	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab MarketTrack Balanced Portfolio	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab MarketTrack Conservative Portfolio	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab MarketTrack Growth Portfolio	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab S&P 500 Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Small-Cap Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Total Stock Market Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab International Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab U.S. Large-Cap Growth Index Fund	12/20/17* to 10/31/18, 11/1/18 to 10/31/19
Schwab U.S. Large-Cap Value Index Fund	12/20/17* to 10/31/18, 11/1/18 to 10/31/19
Schwab U.S. Mid-Cap Index Fund	12/20/17* to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2010 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2015 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2020 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2025 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2030 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2035 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2040 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2045 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2050 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2055 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2060 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19

*	Commencement of operations

Attachment A

July 2, 2020

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by Schwab Capital Trust (copy attached) related to the funds listed in Appendix I, which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 13(a)(4) of Form N-CSRS of Schwab Capital Trust dated July 2, 2020. We agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

San Francisco, California

July 2, 2020

Appendix I

Fund Name	Commission File Number
Schwab International Index Fund	S000005914
Schwab Small-Cap Index Fund	S000005912
Schwab MarketTrack Growth Portfolio	S000005917
Schwab MarketTrack Balanced Portfolio	S000005918
Schwab MarketTrack Conservative Portfolio	S000005919
Schwab MarketTrack All Equity Portfolio	S000005916
Schwab S&P 500 Index Fund	S000005911
Schwab Core Equity Fund	S000005514
Schwab Dividend Equity Fund	S000005515
Schwab Small-Cap Equity Fund	S000005516
Schwab Hedged Equity Fund	S000005517
Schwab Large-Cap Growth Fund	S000005513
Schwab Total Stock Market Index Fund	S000005913
Schwab Health Care Fund	S000005519
Laudus International MarketMasters Fund	S000006551
Schwab Balanced Fund	S000006549
Schwab Fundamental US Large Company Index Fund	S000016766
Schwab Fundamental US Small Company Index Fund	S000016767
Schwab Fundamental International Large Company Index Fund	S000016768
Schwab Fundamental Emerging Markets Large Company Index Fund	S000019900
Schwab Fundamental International Small Company Index Fund	S000019901
Schwab International Core Equity Fund	S000022039
Schwab Target 2010 Fund	S000005521
Schwab Target 2020 Fund	S000005522
Schwab Target 2030 Fund	S000005523
Schwab Target 2040 Fund	S000005524
Schwab Target 2015 Fund	S000020935
Schwab Target 2025 Fund	S000020936
Schwab Target 2035 Fund	S000020937
Schwab Target 2045 Fund	S000039605
Schwab Target 2050 Fund	S000039606
Schwab Target 2055 Fund	S000039607
Schwab U.S. Large-Cap Growth Index Fund	S000059731
Schwab U.S. Large-Cap Value Index Fund	S000059732
Schwab U.S. Mid-Cap Index Fund	S000059733
Schwab Target 2060 Fund	S000054918

Registrant’s Independent Public Accounting Firm

On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board of Trustees (the Board) approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered public accounting firm of The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust (the “Schwab Funds Complex”) for fiscal periods ending after June 8, 2020.

On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex.

The Prior Auditor’s reports on the financial statements of the funds and periods listed in Appendix I (the “funds”) did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the periods detailed below and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the funds’ financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

The Board requested that the Prior Auditor address a letter to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 2, 2020 is attached as Attachment A to this exhibit.

Appendix I	Periods Covered
Laudus International MarketMasters Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Balanced Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Core Equity Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Dividend Equity Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Health Care Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Hedged Equity Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Small Small-Cap Equity Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab International Core Equity Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Large-Cap Growth Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Fundamental US Small Company Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Fundamental Emerging Markets Large Company Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Fundamental International Large Company Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Fundamental International Small Company Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Fundamental US Large Company Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab MarketTrack All Equity Portfolio	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab MarketTrack Balanced Portfolio	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab MarketTrack Conservative Portfolio	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab MarketTrack Growth Portfolio	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab S&P 500 Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Small-Cap Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Total Stock Market Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab International Index Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab U.S. Large-Cap Growth Index Fund	12/20/17* to 10/31/18, 11/1/18 to 10/31/19
Schwab U.S. Large-Cap Value Index Fund	12/20/17* to 10/31/18, 11/1/18 to 10/31/19
Schwab U.S. Mid-Cap Index Fund	12/20/17* to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2010 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2015 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2020 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2025 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2030 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2035 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2040 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2045 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2050 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2055 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19
Schwab Target 2060 Fund	11/1/17 to 10/31/18, 11/1/18 to 10/31/19

*	Commencement of operations